United
                    Government
                    Securities
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1997

FUND MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 1997


Dear Shareholder:

This report relates to the operation of United Government Securities Fund for the fiscal year ended March 31, 1997. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The performance of the Fund is affected primarily by changes in interest rates, which are in turn significantly impacted by general economic conditions and federal fiscal and economic policies. During the course of the past fiscal year, interest rates rose slightly in response to stronger than expected economic growth. Meaningful balanced budget negotiations and the introduction of tax reform proposals contributed to volatility in the fixed income markets. In an effort to stem inflationary pressures resulting from strong signs of economic growth during the last half of the fiscal year, the Federal Reserve raised the Federal Funds Rate by a quarter point in March. The combination of these factors resulted in a weak fixed income market and a slightly positive return for the Fund.

Although the manager of the Fund has changed during the past fiscal year, we have adhered to consistent investment strategies and techniques. We reduced the Fund's exposure to potentially rising interest rates during the fiscal year by selling longer-duration U.S. Treasury bonds and buying shorter-duration and higher-yielding mortgage-backed securities. We also made an effort to seek debt obligations that are guaranteed by the U.S. Government and used to underwrite small business loans. These securities are less liquid forms of debt obligations, but tend to be higher-yielding and somewhat more protected against prepayments and early calls than typical government-backed home mortgage obligations.

The strategies and techniques we applied resulted in the direction of the Fund's performance remaining fairly consistent with that of the indexes charted on the following page. Those indexes represent the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities (the Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index) and the universe of funds with similar investment objectives (the Lipper General U.S. Government Fund Universe Average). We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report, instead of the Lehman Brothers Government Bond Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes.

Many market analysts predict that the Federal Reserve will raise short-term interest rates again before the end of 1997. If this occurs, we expect the resulting slowing of economic growth to thereafter cause a decline in interest rates and a narrowing of the spread between inflation rates and the yields of Treasury securities. In the event equity markets fail to advance during the coming fiscal year, we will likely see a rebalancing of investor portfolios in favor of fixed income securities. As soon as we see signs of a slowing economy, combined with steady inflation, we will likely respond by increasing the Fund's exposure to interest-sensitive U.S. Government securities.

Thank you very much for your continued support and confidence in our organization.


Respectfully,

James C. Cusser
Manager, United Government Securities Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            UNITED GOVERNMENT SECURITIES FUND, INC. CLASS A SHARES,
                   THE LEHMAN BROTHERS GOVERNMENT BOND INDEX,
      SALOMON BROTHERS TREASURY/GOVERNMENT SPONSORED/MORTGAGE BOND INDEX,
          AND THE LIPPER GENERAL U.S. GOVERNMENT FUND UNIVERSE AVERAGE

                      United
                      GovernmentLehmanSalomon Brothers Lipper
                      SecuritiesBrothers   Treasury/   General U.S.
                      Fund,GovernmentGovernment Spon-  Govt. Fund
                      Class      Bondsored/ Mortgage   Universe
                      A Shares  Index     Bond Index   Average
                      -------------------------------- ----------
     03/31/87         9,575    10,000     10,000      10,000
     03/31/88         9,283    10,434     10,536      10,286
     03/31/89         9,665    10,926     11,058      10,726
     03/31/90         10,637   12,198     12,425      11,764
     03/31/91         11,773   13,720     14,028      13,082
     03/31/92         13,094   15,215     15,619      14,388
     03/31/93         15,139   17,355     17,654      16,173
     03/31/94         15,375   17,821     18,077      16,435
     03/31/95         16,067   18,591     18,969      16,920
     03/31/96         17,751   20,535     20,967      18,485
     03/31/97         18,417   21,417     21,994      19,117

===== United Government Securities Fund, Inc., Class A shares*-$18,417
- - - Lehman Brothers Government Bond Index - $21,417
+++++ Salomon Brothers Treasury/Government Sponsored Mortgage Index - $21,994 ----- Lipper General U.S. Govt. Fund Universe Average - $19,117

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   3/31/97          -0.66%     3.99%
5 Years Ended
   3/31/97           6.13%     N/A
10 Years Ended
   3/31/97           6.29%     N/A
Life of
   Class Y +++      N/A        4.69%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 4.25% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/97.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-------------------------------------------------------------
United Government Securities Fund, Inc.

PORTFOLIO STRATEGY:
Long-term U.S. Government  OBJECTIVE:   As high a current income
Securities                              as is consistent with
                                        safety of principal.  (Fund shares are
                                        not
Short-term U.S. Government              guaranteed by the
Securities                              U.S. Government or any
                                        government agency.
Intermediate-term U.S.                  Fund share value and
Government Securities                   yield will fluctuate due to changing
                                        interest rates or other market
                                        conditions and the investor may
                                        experience a loss.)

                            STRATEGY:   Invests primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        Government or its agencies or
                                        instrumentalities.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options and futures.)

                             FOUNDED:   1982

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Fiscal Year Ended March 31, 1997
----------------------------------------
DIVIDENDS PAID                   $0.32
                                 =====
NET ASSET VALUE ON
   3/31/97                       $5.19
   3/31/96                        5.32
                                 -----
CHANGE PER SHARE                ($0.13)
                                 =====

Past performance is not necessarily indicative of future results.



                        TOTAL RETURN HISTORY


                              Average Annual Total Return
                              ---------------------------
                                  With          Without
Period                         Sales Load*   Sales Load**
------                        ------------  -------------
1-year period ended 3-31-97       -0.66%         3.75%
5-year period ended 3-31-97        6.13%         7.06%
10-year period ended 3-31-97       6.29%         6.76%

Performance data quoted represents past performance and is based on deduction of 4.25% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1997, United Government Securities Fund, Inc. had net assets totaling $129,600,967 invested in a diversified portfolio.

As a shareholder of United Government Securities Fund, Inc., for every $100 you had invested on March 31, 1997, your Fund owned:

 $37.97  Federal National Mortgage Association Bonds
  20.55  Miscellaneous U.S. Government Backed Bonds
  15.29  United States Treasury
  11.17  Federal Home Loan Mortgage Corporation Bonds
   9.53  Government National Mortgage Association Bonds
   5.49  Cash and Cash Equivalents and Options

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   11.0%, 1-1-2003 .......................   $    70  $    73,858
   7.5%, 9-1-2007 ........................       160      160,163
   8.0%, 2-1-2023 ........................     2,872    2,888,145
   6.5%, 11-1-2024 .......................     2,561    2,404,396
   7.0%, 12-1-2025 .......................     9,342    8,947,747
   Total .................................             14,474,309

 Federal National Mortgage Association:
   8.5%, 8-1-2001 ........................     4,822    4,942,432
   7.5%, 4-25-2002 .......................     3,388    3,329,760
   7.0%, 10-25-2003 ......................     6,720    6,497,367
   6.0%, 6-25-2007 .......................     5,000    4,800,000
   8.4%, 2-25-2009 .......................     5,000    5,110,150
   11.0%, 10-1-2020 ......................     4,516    5,081,057
   6.5%, 11-25-2020 ......................     5,000    4,756,250
   7.0%, 12-1-2023 .......................     9,029    8,631,399
   7.42%, 10-1-2025 ......................     6,199    6,062,369
   Total .................................             49,210,784

 Government National Mortgage Association:
   9.5%, 5-20-2014 .......................        14       14,531
   8.5%, 5-15-2023 .......................     2,148    2,201,933
   7.0%, 7-15-2023 .......................     3,985    3,824,605
   9.75%, 11-15-2028 .....................     2,948    3,203,089
   10.5%, 3-15-2029 ......................     1,034    1,134,143
   7.75%, 10-15-2031 .....................     1,996    1,979,976
   Total .................................             12,358,277

 United States Treasury:
   6.375%, 8-15-2002 .....................     7,000    6,872,040
   7.875%, 11-15-2004 ....................     7,000    7,392,630
   5.875%, 11-15-2005 ....................     3,750    3,492,788
   7.5%, 11-15-2016 ......................     2,000    2,058,440
   Total .................................             19,815,898


                See Notes to Schedule of Investments on page 7.

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 1997
                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   Federal Agricultural Mortgage Corporation
    Guaranteed Agricultural Mortgage-Backed
    Securities,
    7.066%, 1-25-2012  ...................   $ 7,355 $  6,967,766
   National Archives Facility Trust,
    8.5%, 9-1-2019  ......................     3,954    4,289,634
   Synthetic Off-the-Run Treasuries,
    Series 1994-2,
    6.0%, 2-15-2009  .....................     1,000      908,900
   Tennessee Valley Authority,
    5.98%, 4-1-2036  .....................    10,000   10,003,600
   U.S. Government Guaranteed Development
    Company Participation Certificates,
    Series 1995-20 F, Guaranteed by the U.S.
    Small Business Administration (an
    Independent Agency of the United States),
    6.8%, 6-1-2015  ......................     4,648    4,463,891
    Total  ...............................             26,633,791

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 94.51%                                 $122,493,059
 (Cost: $123,205,389)

                                           Number of
                                           Contracts

OPTIONS - 0.01%
 June 109 Call Options on Treasury Note
   Futures, Expires 5-17-97 ..............       100 $      6,300
   (Cost: $62,195)

                                           Principal
                                           Amount In
                                           Thousands

SHORT-TERM SECURITIES - 4.77%
 J.P. Morgan, 6.0% Repurchase
   Agreement dated 3-31-97, to be
   repurchased at $6,181,030 on 4-1-97* ..   $ 6,180   $6,180,000
 (Cost: $6,180,000)

TOTAL INVESTMENT SECURITIES - 99.29%                 $128,679,359
 (Cost: $129,447,584)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.71%         921,608

NET ASSETS - 100.00%                                 $129,600,967


Notes to Schedule of Investments
*Collateralized by $4,930,000 U.S. Treasury Notes, 10.375% due 11-15-2012;
 market value and accrued interest aggregate $6,312,471.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997


Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $128,679,359
 Cash   ............................................       13,250
 Receivables:
   Interest ........................................    1,462,433
   Fund shares sold ................................      243,724
   Investment securities sold ......................        4,714
 Prepaid insurance premium  ........................       10,648
                                                     ------------
    Total assets  ..................................  130,414,128
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................      645,329
 Dividends payable  ................................       94,197
 Accrued service fee (Note 2)  .....................       36,992
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................       22,942
 Accrued accounting services fee (Note 2)  .........        3,333
 Accrued management fee (Note 2)  ..................        1,433
 Other  ............................................        8,935
                                                     ------------
    Total liabilities  .............................      813,161
                                                     ------------
      Total net assets.............................. $129,600,967
                                                     ============
Net Assets
 $0.01 par value capital stock
   Capital stock ................................... $    249,879
   Additional paid-in capital ......................  134,441,581
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss on
    investment transactions  .......................   (4,322,268)
   Net unrealized depreciation in value of
    Investments  ...................................     (768,225)
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $129,600,967
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $5.19
 Class Y  ..........................................        $5.19
Capital shares outstanding
 Class A  ..........................................   24,860,850
 Class Y  ..........................................      127,030
Capital shares authorized ..........................3,000,000,000


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1997

Investment Income
 Interest and amortization (Note 1B)  ..............   $9,796,938
                                                       ----------
 Expenses (Note 2):
   Investment management fee .......................      559,782
   Transfer agency and dividend disbursing - Class A      312,596
   Service fee - Class A ...........................      214,485
   Accounting services fee .........................       40,000
   Audit fees ......................................       14,205
   Custodian fees ..................................       10,478
   Legal fees ......................................        4,921
   Shareholder servicing - Class Y .................          916
   Other ...........................................       94,988
                                                      -----------
    Total expenses  ................................    1,252,371
                                                      -----------
      Net investment income ........................    8,544,567
                                                      -----------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net loss on securities  ..................   (1,512,753)
 Realized net gain on options  .....................       62,323
                                                      -----------
   Net realized loss on investments ................   (1,450,430)
 Unrealized depreciation in value of investments
   during the period ...............................   (1,927,389)
                                                      -----------
   Net loss on investments .........................   (3,377,819)
                                                      -----------
    Net increase in net assets resulting from
      operations ...................................   $5,166,748
                                                      ===========


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                        For the fiscal year ended
                                                 March 31,
                                        -------------------------
                                            1997        1996
                                        ------------ ------------
Increase in Net Assets
 Operations:
   Net investment income ............  $  8,544,567  $  9,643,146
   Realized net gain (loss)
    on investments  .................    (1,450,430)    1,906,921
   Unrealized appreciation
    (depreciation)  .................    (1,927,389)    3,688,092
                                       ------------  ------------
    Net increase in net assets
      resulting from operations .....     5,166,748    15,238,159
                                       ------------  ------------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A ..........................    (8,507,712)   (9,639,561)
   Class Y .............................    (36,855)       (3,585)
                                       ------------  ------------
                                         (8,544,567)   (9,643,146)
                                       ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (2,091,068 and 2,816,516
      shares, respectively) .........    11,045,042    15,113,673
    Class Y (36,828 and 110,748
      shares, respectively) ............    195,100       598,202
   Proceeds from reinvestment of
    dividends:
    Class A (1,449,154 and 1,617,273
      shares, respectively) .........     7,627,374     8,677,824
    Class Y (6,957 and 599
      shares, respectively) ............     36,605         3,186
   Payments for shares redeemed:
    Class A (6,258,384 and 6,026,762
      shares, respectively) .........   (32,963,369)  (32,333,592)
    Class Y (18,692 and 9,410
      shares, respectively) ............    (98,116)      (51,097)
                                       ------------  ------------
    Net decrease in net
      assets resulting from capital
      share transactions ............   (14,157,364)   (7,991,804)
                                       ------------  ------------
      Total decrease ................   (17,535,183)   (2,396,791)
Net Assets
 Beginning of period  ...............   147,136,150   149,532,941
                                       ------------  ------------
 End of period  .....................  $129,600,967  $147,136,150
                                       ============  ============
   Undistributed net investment income         $---          $---
                                               ====          ====
                 *See "Financial Highlights" on pages 11 - 12.
                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                              For the fiscal year ended March 31,
                              -----------------------------------
                               1997   1996    1995   1994    1993
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $5.32  $5.13   $5.23  $5.44   $5.01
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.33   0.34    0.32   0.30    0.33
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.13)  0.19   (0.10) (0.21)   0.43
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.20   0.53    0.22   0.09    0.76
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........          (0.33) (0.34)  (0.32) (0.30)  (0.33)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $5.19  $5.32   $5.13  $5.23   $5.44
                              =====  =====   =====  =====   =====
Total return* ......           3.75% 10.48%   4.49%  1.56%  15.62%
Net assets, end
 of period (000
 omitted)  .........       $128,942$146,594$149,533$176,649$177,167
Ratio of expenses
 to average net
 assets  ...........           0.91%  0.83%   0.82%  0.75%   0.71%
Ratio of net investment
 income to average
 net assets  .......           6.17%  6.34%   6.30%  5.50%   6.29%
Portfolio turnover
 rate  .............          34.18% 63.05%  41.57%122.62%  81.41%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                    For the        For the
                     fiscal         period
                       year        from 9/27/95*
                      ended        through
                    3/31/97        3/31/96
                   --------        --------
Net asset value,
 beginning of period  $5.32          $5.33
                      -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.34           0.17
 Net realized and
   unrealized loss on
   investments......  (0.13)         (0.01)
                      -----          -----
Total from investment
 operations ........   0.21           0.16
                      -----          -----
Less dividends declared
 from net investment
 income ............  (0.34)         (0.17)
                      -----          -----
Net asset value,
 end of period .....  $5.19          $5.32
                      =====          =====
Total return .......   3.99%          3.04%
Net assets, end of
 period (000
 omitted)  .........   $659           $542
Ratio of expenses
 to average net
 assets ............   0.67%          0.60%**
Ratio of net
 investment income
 to average net
 assets ............   6.41%          6.40%**
Portfolio
 turnover rate .....  34.18%         63.05%**

 *Commencement of operations.
 **Annualized.


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997

NOTE 1 -- Significant Accounting Policies

     United Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide as high a current income as is consistent with safety of principal by investing in a portfolio of debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryforwards. At March 31, 1997, the Fund reclassified $1,725,488 between additional paid-in-capital and accumulated undistributed net realized losses. Net investment income, net realized gains and net assets were not affected by this change.

E. Repurchase Agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

F.   Options -- See Note 5 -- Options.
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.0 billion of combined net assets at March 31, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996) and $0.75 for each shareholder check which was processed, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $274,363, out of which W&R paid sales commissions of $157,720 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $5,641, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of U.S. Government securities aggregated $46,265,719 while proceeds from maturities and sales aggregated $60,606,296. Purchases of short-term securities aggregated $741,467,000 while proceeds from maturities and sales aggregated $741,427,000.

     For Federal income tax purposes, cost of investments owned at March 31, 1997 was $129,650,507, resulting in net unrealized depreciation of $971,148, of which $1,328,335 related to appreciated securities and $2,299,483 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized net capital losses of $690,258 during the year ended March 31, 1997, which included the effect of certain losses deferred into the next fiscal year (see discussion below). Realized capital loss carryovers aggregated $3,404,593 at March 31, 1997, and are available to offset future realized capital gain net income for Federal income tax purposes as follows: $759,434 through March 31, 1998; $1,611,706 through March 31, 2003; $343,195 through March 31, 2004; and $690,258 through March 31, 2005.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $719,357, which have been deferred to the fiscal year ended March 31, 1998.

NOTE 5 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put. The Fund uses options to attempt to reduce the overall risk of its investments.

NOTE 6 -- Multiclass Operations

  On July 31, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Government Securities Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Government Securities Fund, Inc. (the ``Fund'') as of March 31, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's
management.   Our  responsibility  is  to  express an  opinion  on  these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the periods presented in the four-year period ended March 31, 1996 were audited by other auditors whose report, dated May 10, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the United Government Securities Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1997

INCOME TAX INFORMATION

     Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

     The dividends are not eligible for the dividend received deduction.

     The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

     Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
James C. Cusser, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary



This report is submitted for the general information of the shareholders of United Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Government Securities Fund, Inc. current prospectus.



To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1011A(3-97)

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